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                                                                 EXHIBIT 10.1(a)

                    NON-QUALIFIED STOCK OPTION INCENTIVE PLAN

                                       OF

                         VOLT INFORMATION SCIENCES, INC.

                            (a New York Corporation)
                     (as amended effective August 26, 1996)


                              STATEMENT OF PURPOSES


             The purposes of the Non-Qualified Stock Option Incentive Plan of Volt Information Sciences, Inc. (hereinafter called the "Plan"), are to secure to Volt Information Sciences, Inc., a New York corporation (hereinafter called the "Company") stockholders the advantages of the incentive inherent in stock ownership on the part of the officers and key employees of the Company and/or its parent or subsidiaries, who are responsible for the continued success of the Company, and to provide them with a proprietary interest in and a greater concern for the welfare of the Company and an incentive to continue service with the Company and/or its parent or subsidiaries. An eligible employee may be granted non-qualified options, subject to such limits as may be imposed on the aggregate number of shares which may be purchased under the Plan.

                                STATEMENT OF PLAN

             1. Shares Subject to Plan. Subject to the provisions of paragraph 11, the total number of shares of common stock of the Company which may be subject to options under the Plan, shall not exceed 800,000* shares of the Company's $.10 par value per share, Common Stock, whether authorized but unissued shares, transferee shares, or shares to be purchased or acquired. Such shares are from time to time to be allocated by the Stock Option Committee for option and sale to the participants in accordance with the Plan. In the event any option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the unpurchased shares subject thereto shall again be available for the purposes of the Plan.

             2. Participants. The participants of the Plan shall consist of such officers or key employees of the Company and/or its parent or subsidiaries, as may from time to time be designated as participants by the Stock Option Committee. A director of the Company who is not also an officer or key employee of the Company shall not be eligible to receive an option. A participant who has been granted an option may be granted an additional option or options if the Stock Option Committee shall so determine.

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*As amended September 29, 1980 to increase number of shares subject to the Plan to 400,000 and to give effect to the 2 for 1 stock split in the form of a 100% stock dividend distributed on October 6, 1995.
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             3. Number of Shares. The Option Agreement shall specify the number of shares to which it pertains.

             4. Terms of Options. The Board of Directors or Stock Option Committee may fix with respect to an option, the exercise price thereof (which shall be 100%* of the average between the high bid and low asked prices on the date of grant, but shall in no event be less than the par value of the shares subject to the option) and such waiting period, exercise dates and other terms and conditions as it shall deem appropriate.

             The Option Agreement and the right to exercise any options thereunder, shall terminate not more than ten (10) years from the dates any such options are granted. The Board of Directors or Stock Option Committee may provide in any Option Agreement that the option may not be exercised at any one time as to less than a specified number of shares (or the remaining shares purchasable under the option).

             5. Method of Exercising Option. Any option granted hereunder may be exercised by the participant by delivering to the Company at its main office (attention of the Secretary) written notice of the number of shares with respect to which the option is being exercised, accompanied by payment in full, in cash or by certified check payable to the order of the Company, of the purchase price of the shares purchased. The Company shall not be required to deliver certificates for such shares until such payment has been made. Except as provided in Paragraph 7, no option may be exercised at any time unless the holder thereof is an employee of the Company. The holder of an option shall have none of the rights of a stockholder with respect to the shares covered by his option until such shares shall be issued or transferred to him upon the exercise of his option.

             6. Non-transferability of Options. No option granted under the Plan shall be transferable other than by Will or by the Laws of Descent and Distribution, and all options



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*Increased from 85% on September 29, 1980.

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shall be exercisable during the lifetime of the participant by the participant only. Without limiting the generality of the foregoing, an option may not be transferred (except as aforesaid), assigned, pledged or hypothecated in any way (whether by operation of law or otherwise), and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of an option granted under the Plan, except as provided herein, shall be null and void and without effect and the Stock Option Committee may, in its discretion, upon the happening of such event, terminate such option forthwith.

             7. Termination of Employment. In the event that the employment of a participant to whom an option has been granted under the Plan shall be terminated (otherwise than by reason of discharge for dishonesty or other conduct injurious to the Company and/or its parent or any of its subsidiaries) such option may be exercised (to the extent that the participant was entitled to do so at the date of termination of his employment) at any time within three (3) months after such termination, but not thereafter and in no event after the expiration of the term of the option. Options granted under the Plan shall not be affected by any change of employment so long as the participant continues to be an officer or employee of the Company, or of any parent or subsidiary of the Company. The Option Agreement may contain such provisions as the Stock Option Committee may approve with respect to approved leaves of absence. Nothing in the Plan or in any option granted under the Plan shall confer on any participant any right to continue in the employ of the Company or interfere in any way with any right of the Company to terminate his employment at any time.

             8. Granting of Options. The granting of options pursuant to the Plan shall take place on the effective date of grant as determined by the Stock Option Committee, but no such options shall constitute a binding obligation of the Company until a written option agreement shall be duly executed on behalf of the Company by the participant to whom such option is to be granted.

             9. Duties of the Company. The Company shall at all times during the term of each option reserve and keep available for issue and sale such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of all options at the time outstanding, shall pay all original issue and/or transfer taxes with respect to the issue and/or transfer of shares pursuant to such option and all other fees and expenses necessarily incurred by the Company in connection therewith, and shall from time to time use its best efforts to comply with all agreements, laws and regulations which, in the opinion of counsel for the Company, shall be applicable to such options or the issue and sale of shares hereunder.

             10. Conditions of Exercise. Each option shall be subject to the requirement that, if at any time the Board of Directors or the Stock Option Committee shall determine, in their discretion, that if (a) the listing, registration or qualification of the shares subject to such option upon any securities exchange or under any state or federal law, or (b) the consent or approval of any governmental body, or (c) any representation or agreement

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by the participant (or other person or persons exercising the option) that shares purchased under any option are being purchased for investment and not with a view to the distribution thereof, or (d) any other representation or agreement by the participant (or other person or persons exercising the option); or (e) an opinion of counsel for the Company, is necessary or desirable as a condition of, or in connection with, the granting of such option or the issue or sale of shares thereunder, then no such option may be exercised in whole or in part unless such listing, registration, qualification, consent, approval, representation, agreement or opinion shall have been effected or obtained free of any conditions not acceptable to the Board of Directors or Stock Option Committee; provided, however, that in the event that the shares subject to each option granted hereunder are registered with the Securities and Exchange Commission any investment representations given with respect to such share shall automatically become inoperative upon the effective date of such registration.

             11. Adjustment Upon Changes in Capitalization. Notwithstanding any other provision of the Plan, the Option Agreement may contain such provisions as the Stock Option Committee shall determine to be appropriate for the adjustment of the allocation of shares, the number and class of shares subject to each outstanding option and the option prices in the event of changes in the outstanding Common Stock of the Company by reason of any stock dividends, split-ups, recapitalization, combination or exchange of shares, merger, consolidation, acquisition, separation, reorganization or liquidation and the like.

             12. Administration of Plan. The Plan shall be administered by the Board of Directors which, to the extent it shall determine, may delegate its powers with respect to the administration of the Plan to a committee of the Board of Directors (the "Stock Option Committee") consisting of not less than two directors (or such greater number as required by law), each of whom shall be a "non-employee director" within the meaning of Rule 16b-3 (or any successor rule or regulation) promulgated under the Securities Exchange Act of 1934, as amended. References in the Plan to determinations or actions by the Stock Option Committee shall be deemed to include determinations and actions by the Board of Directors. A majority of the members of the Stock Option Committee shall constitute a quorum. The Stock Option Committee shall determine, within the limits of the express provisions of the Plan, the individuals to whom and the time or times when options shall be granted, the number of shares to be subject to each option and the option price under each option. In making such determination, the Stock Option Committee may take into account the nature of the services rendered by such individuals or classes of individuals, their present and potential contributions to the Company's success, and such other factors as the Stock Option Committee, in its discretion, shall deem relevant. Subject to the express provisions of the Plan, the Stock Option Committee may interpret the Plan, prescribe, amend and rescind rules and regulations relating to it, determine the terms and provisions of the Option Agreements (which need not be identical), and make all other determinations and take all other action necessary or advisable for the administration of the Plan. The determinations of the Stock Option Committee on the matters referred to in this Paragraph 12 shall be conclusive.

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             13. Effective Date, Termination, Modification and Amendment. The
Plan shall become effective retroactive to June 1, 1980 upon the approval, at a meeting of shareholders of the Company, of the holders of a majority of all outstanding shares of common stock of the Company, in which event, all options granted under the Plan prior to the date of such meeting which are contingent upon such approval shall be deemed to have been ratified. The Plan (but not options previously granted under the Plan) shall terminate on June 30, 1990 or sooner as hereinafter provided. No option shall be granted after termination. The Plan may at any time, or from time to time, be terminated, modified or amended by the affirmative vote of the holders of a majority of the outstanding shares of Capital Stock of the Company entitled to vote thereon. The Board of Directors of the Company may at any time prior to June 30, 1990, terminate the Plan or make such modification or amendment of the Plan as it shall deem advisable; provided, however, that the Board of Directors shall not without further stockholder approval increase the maximum number of shares as to which options may be granted, or reduce the percentage of fair market value which shall be used in determining the purchase price of the stock covered by an option or extend the period during which any option may be granted or exercised. No termination, modification or amendment of the Plan may, without the consent of the participant to whom an option shall previously have been granted, adversely affect the rights of such participant under such option

             14. Laws Governing. The validity and construction of the Plan and the Option Agreements thereunder shall be governed by the laws of the State of New York.

             15. Termination of Right of Action. Every right of action arising out of or in connection with the Plan by or on behalf of the Company, or by any holder of Common Stock of the Company against any past, present or future member of the Board of Directors or of the Stock Option Committee or against an employee, or by an employee (past, present or future) against the Company will, irrespective of the place where an action may be brought and irrespective of the place of residence of any such holder of Common Stock, director, member of the Stock Option Committee or employee, cease and be barred by the expiration of eighteen (18) months from the date of the act or omission in respect of which such right of action is alleged to have arisen.


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